Exhibit 23. 1

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Angeion Corporation:

We consent to the use of our report included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                      /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
May 31, 1996